UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02556

Name of Fund:  Merrill Lynch Ready Assets Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Ready Assets Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders


Annual Report
December 31, 2006


Merrill Lynch
Ready Assets Trust


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Ready Assets Trust
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
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Merrill Lynch Ready Assets Trust


Portfolio Composition as a Percent of Net Assets


                                                 As of            As of
                                                12/31/06         6/30/06

Bank Notes                                         3.5%             1.1%
Certificates of Deposit                            3.2              --
Certificates of Deposit--European                  1.7              3.6
Certificates of Deposit--Yankee*                   8.3             14.3
Commercial Paper                                  53.4             36.0
Corporate Notes                                   19.2             26.4
Funding Agreements                                 4.0              4.4
Repurchase Agreements                              2.9              6.7
U.S. Government Agency &
  Instrumentality Obligations--
  Non-Discount                                     3.0              8.3
Other Assets Less Liabilities                      0.8              --
Liabilities in Excess of Other Assets              --              (0.8)
                                                 ------           ------
Total                                            100.0%           100.0%
                                                 ======           ======

 * U.S. branches of foreign banks.



Proxy Results


During the six-month period ended December 31, 2006, Merrill Lynch Ready Assets Trust's shareholders voted on the following proposals. On July 31, 2006 and August 31, 2006, the special shareholder's meetings were adjourned with respect to the proposals until September 15, 2006, at which time they were approved. A description of the proposals and number of shares voted are as follows:



                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                    1,899,456,951     124,673,967       75,471,798

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                    1,892,114,630     128,782,742       78,705,344



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder


As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:


Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Disclosure of Expenses


Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                            Beginning            Ending         During the Period*
                                                          Account Value      Account Value       July 1, 2006 to
                                                             July 1,         December 31,          December 31,
                                                               2006               2006                 2006
Actual

Merrill Lynch Ready Assets Trust
                                                              $1,000           $1,023.60              $3.35
Hypothetical (5% annual return before expenses)**

Merrill Lynch Ready Assets Trust                              $1,000           $1,021.79              $3.35

 * Expenses are equal to the Trust's annualized expense ratio of 0.66% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006                  (In Thousands)


                               Face       Interest       Maturity
Issue                         Amount       Rate*           Date         Value

Bank Notes--3.5%

Bank of America,             $ 39,000      5.31   %     1/23/2007    $   39,000
NA                            115,000      5.31(a)      3/20/2007       114,993

Total Bank Notes
(Cost--$154,000)                                                        153,993


Certificates of Deposit--3.2%

Branch Banking                 17,000      5.275        1/12/2007        17,000
& Trust Co.

Citibank, NA                   29,000      5.32         1/25/2007        29,000
                               48,000      5.295        3/07/2007        47,997

Washington                     49,300      5.33         2/16/2007        49,300
Mutual Bank

Total Certificates of Deposit
(Cost--$143,300)                                                        143,297


Certificates of Deposit--European--1.7%

Credit Industriel              50,000      5.33         1/08/2007        50,000
et Commercial                  25,000      5.375        4/30/2007        25,000

Total Certificates of Deposit--European
(Cost--$75,000)                                                          75,000


Certificates of Deposit--Yankee--8.3%

Banco Bilbao                   21,000      5.255        4/11/2007        20,984
Vizcaya
Argentaria SA, NY

Barclays Bank Plc,             25,000      5.32         1/12/2007        25,000
NY                             25,000      5.33         2/14/2007        25,000
                               70,000      5.295        3/06/2007        69,994
                               40,000      5.33(a)      3/27/2007        40,000
                               40,000      5.305(a)     7/05/2007        39,997

Calyon, NY                     18,400      5.20         3/30/2007        18,385

Canadian Imperial              56,000      5.43(a)     12/14/2007        56,000
Bank of
Commerce, NY

HBOS Treasury                  15,400      5.28         1/31/2007        15,398
Services Plc

Mizuho Securities              34,000      5.33         2/26/2007        33,999
Co., Ltd.

Swedbank AB, NY                18,400      5.199        3/30/2007        18,385

Total Certificates of Deposit--Yankee
(Cost--$363,196)                                                        363,142


Commercial Paper--53.4%

Alliance                       45,000      5.23         3/01/2007        44,618
& Leicester Plc

Amstel Funding                 52,000      5.37         1/22/2007        51,852
Corp.

Aquinas Funding                40,000      5.35         1/25/2007        39,866
LLC

Aspen Funding                  30,000      5.37         2/28/2007        29,749
Corp.

Atlantis One                   28,000      5.25         3/14/2007        27,708
Funding Corp.



                               Face       Interest       Maturity
Issue                         Amount       Rate*           Date         Value

Commercial Paper (continued)

Atomium                      $ 18,500      5.33 %       1/30/2007    $   18,425
Funding LLC

BA Emerald                     30,000      5.27         3/19/2007        29,668
Note Program

Bank of America                25,000      5.36         1/09/2007        24,975
Corp.

The Bear Stearns               70,000      5.34         1/22/2007        69,802
Cos., Inc.                     12,500      5.37         1/24/2007        12,461
                              130,000      5.37         2/07/2007       129,348

Beta Finance Inc.              43,455      5.36         1/05/2007        43,437
                               11,100      5.37         2/20/2007        11,021

Brahms Funding                  5,000      5.40         1/25/2007         4,982
Corp.

Bryant Park                     5,000      5.44         1/11/2007         4,993
Funding LLC                    30,000      5.38         2/27/2007        29,756

CAFCO, LLC                     30,000      5.44         2/01/2007        29,869

CHARTA, LLC                    20,000      5.46         2/02/2007        19,908
                               50,000      5.48         2/23/2007        49,618

CRC Funding, LLC               17,000      5.42         2/08/2007        16,912

Cancara Asset                  30,000      5.40         1/04/2007        29,991
Securitization                 32,000      5.47         2/21/2007        31,766
Ltd.                           65,000      5.25         3/12/2007        64,342

Ciesco, LLC                    25,000      5.33         1/09/2007        24,975
                               45,000      5.36         2/05/2007        44,779

Citibank Dakota                21,200      5.37         1/19/2007        21,150
CP Notes
Program

Citigroup Funding              20,000      5.25         3/01/2007        19,831
Inc.

Cobbler Funding                10,000      5.38         1/29/2007         9,961
LLC

Countrywide                    12,777      5.42         1/02/2007        12,777
Financial Corp.

Cullinan Finance               20,000      5.37         1/17/2007        19,956
Corp.                          22,500      5.37         2/02/2007        22,401

DEPFA Bank Plc                 60,000      5.37         2/22/2007        59,582

DnB NOR Bank                   25,700      5.26         2/26/2007        25,496
ASA                            31,000      5.26         2/28/2007        30,741

Erasmus Capital                25,000      5.47         1/10/2007        24,971
Corp.                          30,000      5.26         3/15/2007        29,682

Fairway Finance                19,000      5.51         2/12/2007        18,886
Co., LLC

Grampian                       45,000      5.23         3/12/2007        44,543
Funding Ltd.

Greyhawk                       32,000      5.44         1/31/2007        31,870
Funding LLC

HBOS Treasury                  30,000      5.25         3/16/2007        29,682
Services Plc                   50,000      5.25         3/20/2007        49,441

HSH Nordbank AG                75,000      5.37         1/24/2007        74,770

Lake Constance                 52,000      5.25         3/14/2007        51,458
Funding Ltd.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Schedule of Investments (continued)                              (In Thousands)


                               Face       Interest       Maturity
Issue                         Amount       Rate*           Date         Value

Commercial Paper (concluded)

Lexington Parker             $ 50,469      5.36  %      1/19/2007    $   50,343
Capital Co., LLC

Liberty Street                 40,000      5.51         1/25/2007        39,864
Funding Corp.                  50,000      5.48         1/26/2007        49,823
                               50,000      5.46         1/30/2007        49,793

Links Finance LLC              14,574      5.38         1/12/2007        14,553
                               25,250      5.25         3/16/2007        24,980

Lockhart Funding               13,000      5.41         2/05/2007        12,935
LLC

Monument                       60,000      5.38         1/22/2007        59,829
Gardens Funding
LLC

Morgan Stanley                  9,000      5.363(a)     5/16/2007         9,000

Nyala Funding LLC              65,000      5.38         2/15/2007        64,600

Park Avenue                    42,000      5.39         1/17/2007        41,908
Receivables Co.                20,000      5.39         1/30/2007        19,918
LLC

Polonius Inc.                  10,000      5.57         1/16/2007         9,978

Prudential                     15,000      5.34         1/03/2007        14,998
Funding LLC

Ranger Funding                 84,000      5.34         1/12/2007        83,877
Co. LLC                        60,000      5.51         2/14/2007        59,621

Regency Markets                10,000      5.37         1/22/2007         9,971
No. 1 LLC

Santander Central               8,200      5.39         2/08/2007         8,158
Hispano Finance
(Delaware), Inc.

Sheffield                      15,000      5.36         1/23/2007        14,954
Receivables Corp.

Sigma Finance                  37,495      5.37         2/27/2007        37,192
Corp.

Simba Funding                  20,000      5.25         3/13/2007        19,795
Corp.

Societe Generale               25,700      5.255        2/20/2007        25,519

Surrey Funding                 30,000      5.38         1/30/2007        29,878
Corp.

Tango Finance                  25,000      5.26         3/20/2007        24,718
Corp.

Thames Asset                   47,781      5.39         1/05/2007        47,761
Global
Securitization
No. 1, Inc.

Victory                         9,000      5.63         2/01/2007         8,960
Receivables Corp.

Westpac Banking                45,000      5.37         2/06/2007        44,775
Corp.

Yorktown Capital,               5,000      5.40         1/10/2007         4,993
LLC

Total Commercial Paper
(Cost--$2,344,593)                                                    2,344,713



                               Face       Interest       Maturity
Issue                         Amount       Rate*           Date         Value

Corporate Notes--19.2%

ANZ (Delaware)               $ 27,000      5.35(a)%    12/07/2007    $   27,000
Inc.

ASIF Global                    15,000      5.37(a)     12/21/2007        15,000
Financing

American Honda                 25,500      5.345(a)     8/08/2007        25,499
Finance Corp.

Arkle Master                   11,400      5.33(a)     11/19/2007        11,400
Issuer Plc Series
2006-1A Class 1A

Bank of Ireland                12,000      5.35(a)     12/20/2007        12,000

Beta Finance Inc.              32,000      5.31(a)      5/30/2007        31,999

Citigroup, Inc.                39,000      5.442(a)     1/12/2007        39,001

General Electric               50,000      5.475(a)    10/17/2007        50,000
Capital Corp.

Goldman Sachs                  51,700      5.40(a)     12/14/2007        51,700
Group, Inc.

HSBC Finance                   39,000      5.38(a)     12/24/2007        39,000
Corp.

Lehman Brothers                46,000      5.34(a)      6/26/2007        46,007
Holdings Inc.

Links Finance LLC              32,000      5.344(a)     1/16/2007        32,001
                               27,500      5.326(a)     1/30/2007        27,501
                               27,500      4.95         2/12/2007        27,481
                               26,000      5.265        4/25/2007        25,947

MetLife Global                 16,500      5.36(a)     12/06/2007        16,500
Funding I                      11,500      5.44(a)     12/14/2007        11,500

Nationwide                     13,000      5.424(a)    10/26/2007        13,000
Building Society

Northern Rock Plc              21,500      5.423(a)    10/09/2007        21,509

Principal Life                 26,025      5.38(a)     12/07/2007        26,039
Income Funding
Trust

Sigma Finance                  97,000      5.313(a)     4/04/2007        96,999
Corp.                          48,000      5.313(a)     6/11/2007        47,998
                               30,000      5.32(a)      9/28/2007        29,999

Stanfield Victoria             35,000      5.32(a)      6/04/2007        34,998
Finance Ltd.

Toyota Motor                   51,000      5.29(a)      7/19/2007        51,000
Credit Corp.                   20,000      5.345(a)     7/26/2007        20,006

Westpac Banking                11,000      5.393(a)    10/11/2007        11,001
Corp.

Total Corporate Notes
(Cost--$842,138)                                                        842,085


Funding Agreements--4.0%

Genworth Life                  20,000      5.402(a)    12/03/2007        20,000
Insurance Co.(b)

Jackson National               86,000      5.409(a)     5/01/2007        86,000
Life Insurance Co.(b)

Metropolitan Life              20,000      5.429(a)     4/02/2007        20,000
Insurance Co.(b)

New York Life                  30,000      5.399(a)     5/25/2007        30,000
Insurance Co.(b)               20,000      5.43(a)     10/15/2007        20,000

Total Funding Agreements
(Cost--$176,000)                                                        176,000



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Schedule of Investments (concluded)                              (In Thousands)


                               Face       Interest       Maturity
Issue                         Amount       Rate*           Date         Value

U.S. Government Agency & Instrumentality
Obligations--Non-Discount--3.0%

Fannie Mae                  $  27,500      4.875 %      1/11/2008    $   27,407
                                8,000      4.96         2/08/2008         7,980
                               20,000      5.25         4/04/2008        19,987

Federal Farm                   13,000      5.30(a)      2/20/2008        12,999
Credit Banks

Federal Home                   12,500      3.45         1/10/2007        12,495
Loan Banks                     10,000      4.00         6/13/2007         9,945
                                5,300      4.21         9/14/2007         5,261



                               Face       Interest       Maturity
Issue                         Amount       Rate*           Date         Value

U.S. Government Agency & Instrumentality
Obligations--Non-Discount (concluded)

Freddie Mac                 $  13,000      4.45  %      9/28/2007    $   12,925
                               10,700      4.705       10/11/2007        10,656
                               11,000      4.75        10/24/2007        10,950

Total U.S. Government Agency &
Instrumentality Obligations--
Non-Discount (Cost--$130,920)                                           130,605


Face
Amount                        Issue                                     Value

Repurchase Agreements--2.9%

$127,618   Deutsche Bank Securities, Inc. purchased on
           12/29/2006 to yield 5.25% to 1/02/2007, repurchase
           price of $127,692 collateralized by Fannie Mae,
           5.73% due 1/22/2037, Federal Home Loan Bank System,
           3.625% due 5/15/2008 and Freddie Mac, 7% due 3/15/2010       127,618

Total Repurchase Agreements (Cost--$127,618)                            127,618

Total Investments (Cost--$4,356,765**)--99.2%                         4,356,453
Other Assets Less Liabilities--0.8%                                      35,954
                                                                     ----------
Net Assets--100.0%                                                   $4,392,407
                                                                     ==========


  * Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at December 31, 2006.

 ** The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $    4,356,765
                                                     ==============
    Gross unrealized appreciation                    $          230
    Gross unrealized depreciation                             (542)
                                                     --------------
    Net unrealized depreciation                      $        (312)
                                                     ==============

(a) Floating rate note.

(b) Restricted securities as to resale, representing 4.0% of net assets, were as follows:


                                                                     Acquisition
    Issue                                                                Date           Cost        Value
    Genworth Life Insurance Co., 5.402% due 12/03/2007               12/01/2006   $    20,000    $    20,000
    Jackson National Life Insurance Co., 5.409% due 5/01/2007        5/01/2006         86,000         86,000
    Metropolitan Life Insurance Co., 5.429% due 4/2/2007             4/03/2006         20,000         20,000
    New York Life Insurance Co.:
       5.43% due 10/15/2007                                          10/18/2005        20,000         20,000
       5.399% due 5/25/2007                                          5/26/2006         30,000         30,000
                                                                                  -----------    -----------
    Total                                                                         $   176,000    $   176,000
                                                                                  ===========    ===========

    See Notes to Financial Statements.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006


Statement of Assets and Liabilities

As of December 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$4,356,765,376)                         $ 4,356,452,804
       Receivables:
           Beneficial interest sold                                                            $    47,953,719
           Interest                                                                                 17,511,981         65,465,700
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  156,028
                                                                                                                  ---------------
       Total assets                                                                                                 4,422,074,532
                                                                                                                  ---------------

Liabilities

       Bank overdraft                                                                                                   1,173,161
       Payables:
           Beneficial interest redeemed                                                             25,191,088
           Investment adviser                                                                        1,417,713
           Other affiliates                                                                            980,791
           Distributor                                                                                 648,285         28,237,877
                                                                                               ---------------
       Accrued expenses                                                                                                   256,349
                                                                                                                  ---------------
       Total liabilities                                                                                               29,667,387
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 4,392,407,145
                                                                                                                  ===============

Net Assets Consist of

       Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                       $   439,271,979
       Paid-in capital in excess of par                                                                             3,953,447,811
       Undistributed investment income--net                                                                                24,007
       Accumulated realized capital losses--net                                                                          (24,080)
       Unrealized depreciation--net                                                                                     (312,572)
                                                                                                                  ---------------
       Net Assets--Equivalent to $1.00 per share based on 4,392,719,789 shares of beneficial
       interest outstanding                                                                                       $ 4,392,407,145
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006


Statement of Operations

For the Year Ended December 31, 2006
Investment Income

       Interest and amortization of premium and discount earned                                                   $   204,740,975

Expenses

       Investment advisory fees                                                                $    15,326,618
       Transfer agent fees                                                                           5,689,718
       Distribution fees                                                                             4,865,926
       Accounting services                                                                             462,062
       Registration fees                                                                               206,167
       Printing and shareholder reports                                                                161,955
       Professional fees                                                                               112,287
       Custodian fees                                                                                  103,916
       Trustees' fees and expenses                                                                      76,041
       Pricing services                                                                                 11,494
       Other                                                                                            89,841
                                                                                               ---------------
       Total expenses                                                                                                  27,106,025
                                                                                                                  ---------------
       Investment income--net                                                                                         177,634,950
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                                                      216
       Change in unrealized depreciation--net                                                                           2,323,225
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          2,323,441
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   179,958,391
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006


Statements of Changes in Net Assets
                                                                                                      For the Year Ended
                                                                                                          December 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $   177,634,950    $   107,178,997
       Realized gain--net                                                                                  216                121
       Change in unrealized depreciation--net                                                        2,323,225           (41,003)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        179,958,391        107,138,115
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                    (177,610,943)      (107,178,997)
       Realized gain--net                                                                             (24,296)              (121)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders     (177,635,239)      (107,179,118)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                                                          6,901,770,264      5,795,069,803
       Value of shares issued to shareholders in reinvestment of dividends and distributions       177,636,589        107,181,785
                                                                                               ---------------    ---------------
                                                                                                 7,079,406,853      5,902,251,588
       Cost of shares redeemed                                                                 (6,673,091,822)    (6,204,025,993)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from beneficial interest transactions         406,315,031      (301,774,405)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     408,638,183      (301,815,408)
       Beginning of year                                                                         3,983,768,962      4,285,584,370
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 4,392,407,145    $ 3,983,768,962
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $        24,007                 --
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006


Financial Highlights

The following per share data and ratios have been derived                     For the Year Ended December 31,
from information provided in the financial statements.        2006           2005           2004           2003           2002
Per Share Operating Performance

       Net asset value, beginning of year                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          -----------    -----------    -----------    -----------    -----------
           Investment income--net                               .0432          .0258          .0082          .0068          .0139
           Realized and unrealized loss--net                  (.0006)           --++        (.0008)        (.0006)        (.0005)
                                                          -----------    -----------    -----------    -----------    -----------
       Total from investment operations                         .0426          .0258          .0074          .0062          .0134
                                                          -----------    -----------    -----------    -----------    -----------
       Less dividends and distributions:
           Investment income--net                             (.0432)        (.0258)        (.0082)        (.0068)        (.0139)
           Realized gain--net                                    --++           --++           --++        (.0001)        (.0001)
                                                          -----------    -----------    -----------    -----------    -----------
       Total dividends and distributions                      (.0432)        (.0258)        (.0082)        (.0069)        (.0140)
                                                          -----------    -----------    -----------    -----------    -----------
       Net asset value, end of year                       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                          ===========    ===========    ===========    ===========    ===========
       Total Investment Return                                  4.41%          2.61%           .83%           .67%          1.40%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

       Expenses                                                  .66%           .66%           .64%           .63%           .62%
                                                          ===========    ===========    ===========    ===========    ===========
       Investment income and realized gain--net                 4.34%          2.57%           .81%           .69%          1.40%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

       Net assets, end of year (in thousands)             $ 4,392,407    $ 3,983,769    $ 4,285,584    $ 4,710,703    $ 5,336,209
                                                          ===========    ===========    ===========    ===========    ===========

       ++  Amount is less than $(.0001) per share.

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Ready Assets Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than 60 days, for which market quotations are readily available, are valued at market value. As securities transition from 61 to 60 days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing 60 days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements--The Trust may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes--It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Trust declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends are declared from the total of net investment income. Distributions of net realized gain or loss, if any, on investments are paid at least annually.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



(h) Bank overdraft--The Trust recorded a bank overdraft which resulted from management estimates of available cash.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Trust's financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 15, 2006, shareholders of the Trust approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Trust's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Trust has also entered into a separate Distribution Agreement and Shareholder Servicing Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary for the operation of the Trust. For such services, the Manager receives a fee from the Trust at the end of each month based upon the average daily value of the Trust's net assets at the following annual rates:


Portion of average daily value of net assets:                      Rate

Not exceeding $500 million                                        .500%
In excess of $500 million but not exceeding $1 billion            .400%
In excess of $1 billion but not exceeding $5 billion              .350%
In excess of $5 billion but not exceeding $10 billion             .325%
In excess of $10 billion but not exceeding $15 billion            .300%
In excess of $15 billion but not exceeding $20 billion            .275%
In excess of $20 billion                                          .250%


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a fee that is a percentage of the management fee paid by the Trust to the Manager.

Pursuant to the Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, FAMD and BDI receive a distribution fee from the Trust. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of the Trust. The distribution fee is to compensate FAMD and BDI for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Trust. Prior to September 29, 2006, the distribution fee was paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager. For the year ended December 31, 2006, MLPF&S, FAMD and BDI together earned $4,865,926 under the Shareholder Servicing Plan.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Notes to Financial Statements (concluded)


The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the Trust's securities lending agent. BIM may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended December 31, 2006, the Trust reimbursed MLIM and the Manager $67,248 and $19,767, respectively, for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch, is the Trust's transfer agent.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of PSI, FAMD, FDS, MLIM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:


                                          12/31/2006         12/31/2005

Distributions paid from:
   Ordinary income                   $   177,635,239    $   107,179,118
                                     ---------------    ---------------
Total taxable distributions          $   177,635,239    $   107,179,118
                                     ===============    ===============


As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                      $        24,007
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                24,007
Capital loss carryforward                                     (24,007)*
Unrealized losses--net                                      (312,645)**
                                                        ---------------
Total accumulated losses--net                           $     (312,645)
                                                        ===============

 * On December 31, 2006, the Fund had a capital loss carryforward of $24,007, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch Ready Assets Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ready Assets Trust as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Ready Assets Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2007



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid during the year ended December 31, 2006 by Merrill Lynch Ready Assets Trust:


Federal Obligation Interest                                         4.73%*
Interest-Related Dividends for Non-U.S. Residents                  74.94%**

 * The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Trust and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Trust's shareholders, it will become effective upon the expected closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent trustees consulted with their counsel and Trust counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Trust and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Trust as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Trust as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Trust will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Trust shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Trust shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Trust's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in May 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Trust in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Trust would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Trust; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Trust, and that the New Investment Advisory Agreement should be approved and recommended to Trust shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance, but also considered certain areas in which both the Investment Adviser and the Trust receive services as part of the Merrill Lynch complex. The Board compared the Trust's performance - both including and excluding the effects of the Trust's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Trust. The trustees considered BlackRock's advice as to proposed changes in portfolio management personnel of the Trust after the closing of the Transaction.

The trustees were given information with respect to the potential benefits to the Trust and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Trust under the New Investment Advisory Agreement.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Trust's total expenses to those of other comparable funds. The information showed that the Trust had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Trust. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Trust, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Trust.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Trust appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Trust's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Trust would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Trust following the Transaction. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Investment Performance--The trustees considered investment performance for the Trust. The trustees compared the Trust's performance - both including and excluding the effects of the Trust's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Trust performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Trust's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Trust.

Conclusion--After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also considered a contingent subadvisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Trust and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in the Trust's expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Trust's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Trust under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Trust would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Disclosure of Sub-Advisory Agreement


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 16 - 17, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement with respect to the Trust between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Institutional Management Corporation (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Trust's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Trust expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August 2006 in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Trust and for oversight of the Trust's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Trust and is responsible for the day-to-day management of the Trust's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Trust as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 59% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Trust's shareholders.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006


Officers and Trustees
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Trust          Served    Principal Occupation(s) During Past 5 Years       Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*  President      2005 to   Vice Chairman and Director of BlackRock, Inc.,    122 Funds      None
P.O. Box 9011         and            present   Global Chief Investment Officer for Equities,     168 Portfolios
Princeton,            Trustee                  Chairman of the BlackRock Retail Operating
NJ 08543-9011                                  Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President of
                                               the funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof from
                                               2001 to 2006; President of MLIM and Fund Asset
                                               Management, L.P. ("FAM") from 2001 to 2006;
                                               Co-Head (Americas Region) thereof from 2000
                                               to 2001 and Senior Vice President from 1999 to
                                               2001; President and Director of Princeton Services,
                                               Inc. ("Princeton Services") and President of
                                               Princeton Administrators, L.P. ("Princeton
                                               Administrators") from 2001 to 2006; Chief
                                               Investment Officer of OppenheimerFunds, Inc. in
                                               1999 and Executive Vice President thereof from
                                               1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as described in the
   Investment Company Act, of the Trust based on his positions with BlackRock, Inc.
   and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Doll serves at the pleasure of the Board of Trustees.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006


Officers and Trustees (continued)
                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Trust          Served    Principal Occupation(s) During Past 5 Years       Trustee        Trustee
Independent Trustees*


Donald W. Burton      Trustee        2002 to   General Partner of The Burton Partnership,        21 Funds       Knology, Inc.
P.O. Box 9095                        present   Limited Partnership (an investment partnership)   38 Portfolios  (telecommuni-
Princeton,                                     since 1979; Managing General Partner of The                      cations),
NJ 08543-9095                                  South Atlantic Venture Funds since 1983;                         Symbion, Inc.
Age: 62                                        Member of the Investment Advisory Council of                     (healthcare)
                                               the Florida State Board of Administration                        and Capital
                                               since 2001.                                                      Southwest
                                                                                                                (financial)


John Francis O'Brien  Trustee        2005 to   President and Chief Executive Officer of          21 Funds       Cabot Corpo-
P.O. Box 9095                        present   Allmerica Financial Corporation (financial        38 Portfolios  ration (chem-
Princeton,                                     services holding company) from 1995 to 2002                      icals), LKQ
NJ 08543-9095                                  and Director from 1995 to 2003; President of                     Corporation
Age: 63                                        Allmerica Investment Management Co., Inc.                        (auto parts
                                               (investment adviser) from 1989 to 2002,                          manufacturing)
                                               Director from 1989 to 2002 and Chairman of                       and TJX Com-
                                               the Board from 1989 to 1990; President, Chief                    panies, Inc.
                                               Executive Officer and Director of First Allmerica                (retailer)
                                               Financial Life Insurance Company from 1989 to
                                               2002 and Director of various other Allmerica
                                               Financial companies until 2002; Director from
                                               1989 to 2006, Member of the Governance Nominating
                                               Committee from 2004 to 2006, Member of the
                                               Compensation Committee from 1989 to 2006 and
                                               Member of the Audit Committee from 1990 to 2004
                                               of ABIOMED; Director, Member of the Governance
                                               and Nomination Committee and Member of the Audit
                                               Committee of Cabot Corporation since 1990; Director
                                               and Member of the Audit Committee and Compensation
                                               Committee of LKQ Corporation since 2003; Lead
                                               Director of TJX Companies, Inc. since 1996; Trustee
                                               of the Woods Hole Oceanographic Institute since 2003;
                                               Director, Ameresco, Inc. since 2006; Director,
                                               Boston Lyric Opera since 2002.


David H. Walsh        Trustee        2003 to   Director, Rucklehaus Institute and Haub School    21 Funds       None
P.O. Box 9095                        present   of Natural Resources at the University of         38 Portfolios
Princeton,                                     Wyoming since 2006; Consultant with Putnam
NJ 08543-9095                                  Investments from 1993 to 2003, and employed
Age: 65                                        in various capacities therewith from 1973 to
                                               1992; Director, Massachusetts Audubon Society
                                               from 1990 to 1997; Director, The National
                                               Audubon Society from 1998 to 2005; Director,
                                               The American Museum of Fly Fishing since 1997.


Fred G. Weiss**       Trustee        1998 to   Managing Director of FGW Associates since         21 Funds       Watson
P.O. Box 9095                        present   1997; Vice President, Planning, Investment and    38 Portfolios  Pharmaceu-
Princeton,                                     Development of Warner Lambert Co. from 1979                      ticals, Inc.
NJ 08543-9095                                  to 1997; Director of the Michael J. Fox Foundation               (pharmaceutical
Age: 65                                        for Parkinson's Research since 2000; Director of                 company)
                                               BTG International Plc (a global technology
                                               commercialization company) since 2001.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Trustees and the Audit Committee.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006


Officers and Trustees (concluded)

                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Trust          Served    Principal Occupation(s) During Past 5 Years
Trust Officers*


Donald C. Burke       Vice           1993 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and            and       ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer      1999 to   Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                              present   to 1997.


Jeffrey Hiller        Fund Chief     2004 to   Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
P.O. Box 9011         Compliance     present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,            Officer                  and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                        Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                               Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Securities and Exchange Commission's Division of Enforcement in Washington,
                                               D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary      2004 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                     MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                  Princeton Services from 2004 to 2006.
Age: 46


 * Officers of the Trust serve at the pleasure of the Board of Trustees.


Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1,
           2006), (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G.
           Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization.
           Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2006 - $36,500
                                Fiscal Year Ending December 31, 2005 - $36,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending December 31, 2006 - $6,000
                                Fiscal Year Ending December 31, 2005 - $5,700
           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2006 - $3,071,450
               Fiscal Year Ending December 31, 2005 - $5,577,771

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Ready Assets Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: February 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Ready Assets Trust


Date: February 20, 2007